                                                           Exhibit 24.01



                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of April, 1998.

                                                  /s/ Judith Arron
                                                  ------------------------
                                                  Judith Arron

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Kenneth J. Bialkin
                                                  ------------------------
                                                  Kenneth J. Bialkin

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Joseph A. Califano, Jr.
                                                  ---------------------------
                                                  Joseph A. Califano, Jr.

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of April, 1998.

                                                  /s/ Leslie B. Disharoon
                                                  ---------------------------
                                                  Leslie B. Disharoon

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of April, 1998.

                                                  /s/ Gerald R. Ford
                                                  ---------------------------
                                                  Gerald R. Ford

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Thomas W. Jones
                                                  ---------------------------
                                                  Thomas W. Jones

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Ann D. Jordan
                                                  ---------------------------
                                                  Ann D. Jordan

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Robert I. Lipp
                                                  ---------------------------
                                                  Robert I. Lipp

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Michael Masin
                                                  ---------------------------
                                                  Michael Masin

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Deryck C. Maughan
                                                  ---------------------------
                                                  Deryck C. Maughan

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Dudley C. Mecum
                                                  ---------------------------
                                                  Dudley C. Mecum

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Andrall E. Pearson
                                                  ---------------------------
                                                  Andrall E. Pearson

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 22nd day of April, 1998.

                                                  /s/ Frank J. Tasco
                                                  ---------------------------
                                                  Frank J. Tasco

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Linda J. Wachner
                                                  ---------------------------
                                                  Linda J. Wachner

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Joseph R. Wright, Jr.
                                                  ---------------------------
                                                  Joseph R. Wright, Jr.

                                POWER OF ATTORNEY

                                   (Form S-3)

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon, Irwin Ettinger and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company to be issued or reserved for issuance in connection with the transactions described in the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of April, 1998.

                                                  /s/ Arthur Zankel
                                                  ---------------------------
                                                  Arthur Zankel